                                                                    Exhibit 2.s.

                            THE MUNDER @VANTAGE FUND
                                POWER OF ATTORNEY

The undersigned trustee and/or officer, whose signature appears below, does hereby constitute and appoint Stephen J. Shenkenberg, MaryAnn Shumaker, Melanie Mayo West, and Jane Kanter his or her true and lawful attorneys and agents to execute in his or her name, place and stead, in his or her capacity as trustee or officer, or both, of The Munder @Vantage Fund ("Trust"), to execute in his or her name any and all registration statements, exemptive applications, no-action letter requests, proxy statements, and other regulatory filings made applicable to the Trust, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved. This Power of Attorney may be executed in any number of counterparts.

/s/ David J. Brophy                                  /s/ John Engler
------------------------------                       --------------------------
David J. Brophy                                      John Engler


/s/ Joseph E. Champagne                              /s/ Michael T. Monahan
------------------------------                       --------------------------
Joseph E. Champagne                                  Michael T. Monahan


/s/ Charles W. Elliott                               /s/ Arthur T. Porter
------------------------------                       --------------------------
Charles W. Elliott                                   Arthur T. Porter



/s/ Thomas D. Eckert                                 /s/ John Rakolta, Jr.
------------------------------                       --------------------------
Thomas D. Eckert                                     John Rakolta, Jr


/s/ James C. Robinson                                /s/ Peter K. Hoglund
------------------------------                       --------------------------
James C. Robinson                                    Peter K. Hoglund


/s/ Cherie N. Ugorowski
------------------------------
Cherie N. Ugorowski


Dated: November 25, 2003